                                                                     EXHIBIT 1.1

                          SUSQUEHANNA BANCSHARES, INC.

                                1,500,000 Shares

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                               December __, 1995


OPPENHEIMER & CO., INC.
LEGG MASON WOOD WALKER, INCORPORATED
KEEFE, BRUYETTE & WOODS, INC.
c/o OPPENHEIMER & CO., INC.
Oppenheimer Tower
World Financial Center
New York, New York 10281

On behalf of the Several
Underwriters named on
Schedule I attached hereto

Ladies and Gentlemen:

     Susquehanna Bancshares, Inc., a Pennsylvania corporation (the "Company"), proposes to sell to you and the other underwriters named on Schedule I to this Agreement (the "Underwriters") for whom you are acting as Representatives, an aggregate of 1,500,000 shares (the "Firm Shares") of the Company's Common Stock, $2.00 par value (the "Common Stock"). In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 225,000 shares (the "Option Shares") of Common Stock from it for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares."

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-64541) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement as amended at the time it became effective (including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act and all information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Securities Act Regulations) is hereinafter called the "Registration Statement," except that, if the Company files a post-effective amendment to such registration statement which becomes
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                                                                               2


effective prior to any Closing Date (as defined below), "Registration Statement" shall refer to such registration statement as so amended. Each prospectus included in the registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Securities Act Regulations (including the documents incorporated by reference therein) is hereinafter called the "Preliminary Prospectus." The term "Prospectus" means the final prospectus (including the documents incorporated by reference therein), as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

          The Company understands that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the date the Registration Statement becomes effective and the date of this Agreement as the Underwriters deem advisable. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each preliminary prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

          SECTION 1.  Representations and Warranties.  (a)  The Company
                      ------------------------------
represents and warrants to each Underwriter as follows:

               (i) The Registration Statement conforms, and the Prospectus and any further amendments or supplements thereto will, when they become effective or are filed with the Commission, as the case may be, conform, in all material respects with the requirements of the Securities Act and the Securities Act Regulations thereunder; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendment or supplement thereto will not, as of the applicable filing date and at each Closing Date (as hereinafter defined), contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company by the Representatives on behalf of the several Underwriters in writing expressly for use in the Registration Statement or Prospectus.

               (ii) The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the Securities Act, at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of
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                                                                               3


     a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (iii) The Company meets the requirements for the use of Form S-3 under the Securities Act.

               (iv) To the knowledge of the Company, the independent certified public accountants who certified the financial statements included or incorporated by reference in the Prospectus are independent public accountants as required by the Securities Act and the Securities Act Regulations.

               (v) The financial statements, including the notes thereto and the supporting schedules, included or incorporated by reference in the Prospectus present fairly, in all material respects, the financial position of the entities purported to be shown thereby, in each case at the dates indicated, and the results of their operations for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis except as otherwise stated therein. The pro forma financial statements and selected pro forma financial data included in the Prospectus comply in all material respects with the applicable requirements of Regulation S-X of the Commission and reflect all adjustments necessary to summarize fairly, in all material respects, the pro forma financial position and results of operations of the entities purported to be shown thereby at the dates indicated and for the periods specified.

               (vi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) to the knowledge of the Company, there has been no adverse change in the condition (financial or other), earnings, business affairs or business prospects of Fairfax (as such term is defined in the Registration Statement and the Prospectus) or any of its subsidiaries which would, either individually or in the aggregate, be material and adverse to the Company, its subsidiaries and such other company considered as one enterprise, unless in the event that the Company shall have elected to terminate the merger agreement for such acquisition, (C) there have been no material transactions entered into by the Company or its subsidiaries other than those in the ordinary course of business, (D) the Company has not sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, and
     (E) there has not been any change in the capital stock of the Company.

               (vii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania with corporate power and authority to own and lease its properties and to conduct its
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                                                                               4


     business as described in the Prospectus and to enter into and perform its obligations under this Agreement and to issue and sell the Shares; the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction, if any, in which its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the conduct of the business, condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

               (viii) Each of the subsidiaries of the Company has been duly incorporated or organized and is validly existing as a corporation or association under the laws of its jurisdiction of incorporation or organization and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction, if any, in which its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the conduct of the business, condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and the deposit accounts of each bank or thrift subsidiary of the Company are insured by the Bank Insurance Fund or the Savings Association Insurance Fund, as appropriate, of the Federal Deposit Insurance Corporation ("FDIC") to the fullest amount permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending or threatened.

               (ix) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (subject, however, to the provisions of Section 55 of Title 12 of the United States Code and any comparable provision of Maryland or Pennsylvania law) and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

               (x) The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and not subject to any pre-emptive or similar rights. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, or exercisable or exchangeable for, such stock. The Shares will conform to the description thereof contained in the Prospectus.

               (xi) This Agreement has been duly authorized, executed and delivered by the Company.

               (xii) Neither the Company nor any of its subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of its properties may be bound and which is material to the Company and its subsidiaries considered as one enterprise; and the execution and delivery of this Agreement, the issuance and sale of the Shares, the compliance by the Company with the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or constitute a breach of, or default under, the articles of incorporation or by-laws of the Company or a breach or default under any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of its properties may be bound and which is material to the Company and its subsidiaries considered as one enterprise nor (assuming compliance by the Underwriters with all applicable state securities or blue sky laws) will such action result in any violation on the part of the Company or its subsidiaries of any applicable law or regulation or of any applicable administrative, regulatory or court decree.

               (xiii) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which are required to be disclosed in the Registration Statement and are not so disclosed or which the Company has reasonable cause to believe would individually or in the aggregate have a material adverse effect on the consolidated financial position of the Company and its subsidiaries, considered as one enterprise; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (xiv) No approval, authorization, consent, registration, qualification or other order of any public board or body is required in connection with the execution and delivery of this Agreement or the issuance and sale of the Shares or the consummation by the Company of the other transactions contemplated by this Agreement, except such as have been obtained, or will have been obtained at each Closing Date, under the Securities Act and such as may be required under the blue sky or securities laws of various states in connection with the offering of the Shares.

               (xv) The Company and its subsidiaries possess all material licenses, certificates, authorities or permits issued by the appropriate State or Federal regulatory agencies or bodies necessary to conduct their businesses as described in the Prospectus, and neither the Company nor its subsidiaries have received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the conduct of the business, condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise. Neither the Company nor any of its subsidiaries is party to or otherwise the subject of any consent decree, memorandum of understanding, written commitment or other supervisory agreement with the Board of Governors of the Federal Reserve Board or any Federal Reserve Bank (the "Federal Reserve"), the FDIC, the Office of the Comptroller of the Currency, or any other federal or state authority or agency responsible for the supervision, regulation or insurance of depository institutions or their holding companies.

               (xvi) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Securities Act Regulations which have not been filed as exhibits to the Registration Statement.

               (xvii) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement. Each director and executive officer of the Company has delivered to the Representatives his enforceable written agreement that he will not, for a period of 120 days after the date of the Prospectus, offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, or exercisable or exchangeable for, any shares of Common Stock) owned by him, without the prior written consent of the Representatives.

               (xviii) The Shares have been duly authorized for quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market, subject to official notice of issuance.

               (xix) The Agreement and Plan of Affiliation relating to the Fairfax Merger (as such term is defined in the Registration Statement and Prospectus) is in full force and effect and has not been amended, modified in any material respect or terminated (except as otherwise disclosed in the Registration Statement and Prospectus), nor has any party thereto taken any action for that purpose. No action has been taken by the Federal Reserve, the Office of Thrift Supervision or any other federal or state governmental agency, authority or body to disapprove, enjoin or prohibit the transactions contemplated by the Fairfax Merger, and to the best knowledge of the Company no such action is threatened or contemplated.

          (b) Any certificate signed by any officer of the Company and delivered to you or to your counsel shall be deemed a representation and warranty by the Company to you as to the matters covered thereby.

          SECTION 2.  Sale and Delivery to Underwriters; Closing.
                      ------------------------------------------

          On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth:
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                                                                               7


          (a) The Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at $____ per share (the "Initial Price"), the number of Firm Shares set forth opposite the name of such Underwriter on
     Schedule I to this Agreement, plus any additional Shares which such Underwriter may become obligated to purchase pursuant to the provisions of
     Section 10 hereof.

          (b) The Company grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Underwriters to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and only once thereafter within 30 days after the date of this Agreement, in each case upon written or telegraphic notice, or verbal or telephonic notice confirmed by written or telegraphic notice, by the Underwriters to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

          Payment of the purchase price for, and delivery of, the Shares shall take place at the offices of Oppenheimer & Co., Inc., at Oppenheimer Tower, World Financial Center, New York, New York 10281, or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 A.M., New York City time, on the [third][fourth] business day (unless postponed in accordance with the provisions of Section 10) following the date of this Agreement, or such other time as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the "Firm Shares Closing Date"). Payment shall be made to the Company by certified or official bank check or checks payable in New York Clearing House (next days) funds, against delivery to the Underwriters of the Shares to be purchased by them.

          In the event the option with respect to the Option Shares is exercised, delivery by the Company of the Option Shares to Oppenheimer & Co. for the respective accounts of the Representatives and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds to the Company shall take place at the offices of Oppenheimer & Co., Inc. specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 2(b) above (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."
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                                                                               8


          Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in
Section 2 hereof and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

          SECTION 3.  Covenants of the Company.  The Company covenants with each
                      ------------------------
Underwriter as follows:

          (a) The Company will prepare the Prospectus in a form approved by the Representatives and will file such Prospectus with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement. The Company will notify the Representatives immediately, and confirm the notice in writing, (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), and of the filing of the Prospectus pursuant to Rule 424(b), (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose. The Company will make every reasonable effort to prevent the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) The Company will give the Representatives notice of its intention to prepare or file any amendment to the Registration Statement relating to the Shares (including any post-effective amendment) or any amendment or supplement to the Prospectus (including documents deemed to be incorporated by reference into the Prospectus and including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Shares which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Securities Act Regulations), will furnish the Representatives and counsel for the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Representatives or counsel for the Underwriters shall reasonably object.

          (c) The Company will deliver to each Representative one manually executed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference into the Prospectus), such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference into the Prospectus but without exhibits) as such Representative may reasonably request and copies of each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus.

          (d) The Company will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented, if applicable) as you may reasonably request for the purposes contemplated by the Securities Act or the Securities Act Regulations.

          (e) If any event shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith amend or supplement the Prospectus by preparing and furnishing to the Underwriters a reasonable number of copies of an amendment of or supplement to the Prospectus (in form and substance satisfactory to counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading.

          (f) The Company, during the period when the Prospectus is required to be delivered under the Securities Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act subsequent to the time the Registration Statement becomes effective.

          (g) The Company will endeavor, in cooperation with the Representatives, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Shares, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state or other jurisdiction. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

          (h) The Company will make generally available to its security holders as soon as practicable after the effective date of the Registration Statement an earning statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning after the date of this Agreement.

          (i) Without the prior written consent of the Representatives, for a period of 120 days after the date of the Prospectus, the Company shall not issue or sell, or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into or exercisable or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement, the grant of awards and options pursuant to option or bonus plans existing on the date hereof, the issuance of shares pursuant to the Company's existing stock option plan or bonus plan and the issuance of shares of Common Stock in connection with the Company's existing dividend reinvestment plan.

          (j) For a period of five years (but not beyond any such date on which no Shares shall be outstanding) after the Firm Shares Closing Date, the Company will furnish to each Underwriter copies of all reports and communications delivered to the Company's shareholders or to holders of the Shares as a class and will also furnish copies of all reports (excluding exhibits) filed with the Commission on forms 8-K, 10-Q and 10-K, and all other reports and information furnished to its shareholders generally, not later than the time such reports are first furnished to its shareholders generally.

          (k) On or before completion of this offering, the Company shall make all filings required under applicable securities laws (including any required registration under the Exchange Act) and all filings required to be made in order to include the Shares for quotation on the Nasdaq National Market.

          SECTION 4.  Payment of Expenses.  The Company is responsible for
                      -------------------
paying all expenses incident to the performance of its obligations under this Agreement (except for the fees and disbursements of the counsel for the Underwriters other than pursuant to (iv) of this Section 4), including (i) the printing and filing of the Registration Statement as originally filed and any amendments and exhibits thereto, (ii) the preparation, issuance and delivery of certificates for the Shares to the Underwriters, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the expenses in connection with the qualification of the Shares under state securities laws in accordance with the provisions of Section 3(g), including filing fees and the reasonable fees and disbursements of counsel to the Underwriters in connection therewith and in connection with the preparation of the Blue Sky and Legal Investment Surveys, (v) the printing and delivery to the Underwriters of copies of the Registration Statement and all amendments thereto, of any Preliminary Prospectuses and of the Prospectus and any amendments or supplements thereto,
(vi) the printing and delivery to the Underwriters of copies of the Blue Sky and Legal Investment Surveys, (vii) all fees and expenses relating to the inclusion of the Shares for quotation on the Nasdaq National Market and (viii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters.

          SECTION 5.  Conditions of Underwriters' Obligations.  The obligations
                      ---------------------------------------
of the Underwriters to purchase and pay for the Shares are subject to the accuracy of the representations and warranties of the Company herein contained at and as of the date hereof and each Closing Date, to the performance by the Company of its obligations hereunder, and to the following further conditions:

          (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 3(a); and at such Closing Date, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with and there shall not have come to the attention of any Underwriter any facts that would cause such Underwriter to believe that the Prospectus, at the time it was required to be delivered to a purchaser of the Shares, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

          (b)  At each Closing Date you shall have received:

          (1) The favorable opinion, dated as of such Closing Date, of Morgan, Lewis & Bockius LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania.

                    (ii) The Company has the corporate power and authority to own and lease its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

                    (iii) Each of the bank subsidiaries of the Company and each of the other subsidiaries of the Company, if any, which either individually or in the aggregate constitute a "significant subsidiary" as defined in Rule 405 of the Securities Act Regulations (collectively, the "Significant Subsidiaries"), has been duly incorporated and is validly existing as a corporation or national banking association, as the case may be, under the laws of its jurisdiction of incorporation or organization.

                    (iv) The Company has authorized, issued and outstanding capital stock as set forth in the Registration Statement and the Prospectus; the certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company; all of the issued and outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. To the best of such counsel's knowledge, except as disclosed in the Registration

          Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. The Common Stock conforms to the description thereof contained in the Registration Statement and the Prospectus.

                    (v) This Agreement has been duly authorized, executed and delivered by the Company.

                    (vi) The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and not subject to any pre-emptive or similar rights under the Pennsylvania Business Corporation Law, the Company' articles of incorporation or bylaws, or any agreement or other instrument known to us; and the Shares will conform to the description thereof contained in the Prospectus.

                    (vii) The Registration Statement was declared effective under the Securities Act as of the date specified in such opinion and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings therefor have been initiated or threatened by the Commission.

                    (viii) The Registration Statement and the Prospectus and any amendment or supplement thereto made by the Company prior to such Closing Date (other than the financial statements and financial and statistical data included therein, as to which no opinion need be rendered), when it or they became effective or were filed with the Commission, as the case may be, and in each case at such Closing Date, complied as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations thereunder and the documents incorporated by reference into the Prospectus (other than the financial statements and financial and statistical data included therein, as to which no opinion need be rendered) complied when filed with the Commission as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and such counsel have no reason to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, at the time it was transmitted to the Commission for filing or at such Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

                    (ix) To the best of their knowledge and information, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which are required to be disclosed in the Registration Statement and are not so disclosed or which, if adversely determined, would individually or in the aggregate have a material adverse effect on the consolidated financial position of the Company and its subsidiaries, considered as one enterprise or which would affect the consummation of the transactions contemplated in this Agreement or the issuance of the Shares; and to the best of their knowledge and information, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                    (x) The information in the Prospectus under the captions "Regulatory Matters" and "Description of Capital Stock," to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is correct in all material respects.

                    (xi) To the best of their knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described in the Registration Statement or to be filed as exhibits thereto other than those described therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof in the Registration Statement are correct in all material respects.

                    (xii) No approval, authorization, consent, registration, qualification or other order of any public board or body is required in connection with the execution and delivery of this Agreement or the issuance and sale of the Shares or the consummation by the Company of the other transactions contemplated by this Agreement, except such as have been obtained under the Securities Act or such as may be required under the blue sky or securities laws of various states in connection with the offering and sale of the Shares (as to which such counsel need express no opinion).

                    (xiii) The execution and delivery of this Agreement, the issue and sale of the Shares, the compliance by the Company with the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or constitute a breach of, or default under, the articles of incorporation or by-laws of the Company or a breach or default under any contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel to which either the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties may be bound except for such breaches as would not have a material adverse effect, individually or in the aggregate, on the conduct of the business, condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, nor will such action (assuming compliance by the Underwriters with all applicable state securities or blue sky laws) result in a violation on the part of the Company or any of its subsidiaries of any applicable law or regulation or of any administrative, regulatory or court decree known to such counsel.

          In rendering their opinion, such counsel may rely, as to matters of fact relating to the Company, upon certificates or representations of officers of the Company relating to such facts.

                    (2) The favorable opinion, dated as such Closing Date, of your counsel, Simpson Thacher & Bartlett, with respect to the matters set forth in (i), (vi), (vii) and, solely as it relates to the information set forth under the caption "Description of Capital Stock" in the Prospectus, (x), of subsection (b)(1) of this Section. In rendering their opinion, Simpson Thacher & Bartlett may rely as to matters of Pennsylvania law upon the opinion of Morgan, Lewis & Bockius LLP.

          (c) At each Closing Date there shall not have been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and you shall have received a certificate of the President or the Vice President and Secretary of the Company and the principal financial or accounting officer of the Company, dated as of each such Closing Date, to the effect that there has been no such material adverse change and to the effect that the other representations and warranties of the Company contained in Section 1 are true and correct with the same force and effect as though expressly made at and as of such Closing Date and that the Company has complied with all its agreements contained herein and that they have examined the Registration Statement and the Prospectus and that, in their opinion, as of the Effective Date and as of such Closing Date, the Registration Statement and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) At the time of the execution of this Agreement, the Representatives shall have received from Coopers & Lybrand L.L.P. a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that (i) they are independent public accountants as required by the Securities Act and the Securities Act Regulations; (ii) it is their opinion that the financial statements included or incorporated by reference in the Registration Statement and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the applicable rules and regulations thereunder; (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited pro forma financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or, after making inquiries of certain officials of the Company as to the basis for their determination of the pro forma adjustments, that the pro forma adjustments in such unaudited pro forma financial statements have not been properly applied to the historical amounts in the unaudited pro forma consolidated financial statements, (B) the unaudited financial statements of the Company and its subsidiaries included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995 do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the rules and regulations of the Commission thereunder or are not fairly presented in conformity with generally accepted accounting principles applied on a basis consistent in all material respects with the audited financial statements included in the Registration Statement, or (C) during the period from September 30, 1995 to a specified date not more than five days prior to the date of this Agreement, there has been any change in the capital stock or long-term debt of the Company or its subsidiaries or any decrease in consolidated total assets or shareholder's equity of the Company and its subsidiaries as compared with the amounts shown in the September 30, 1995 consolidated balance sheet incorporated by reference in the Registration Statement, or any decrease, as compared with the corresponding period in the preceding year, in net interest income or in the total or per share amounts of net income of the Company and its subsidiaries on a consolidated basis, except in each case as set forth or contemplated in the Registration Statement;
     (iv) they have read in the Registration Statement the information in the table under the caption "Capitalization" and the notes thereto and certain dollar amounts, percentages and other financial information specified by the Representatives which is included or incorporated by reference in the Registration Statement and have performed the procedures set forth in detail in such letter and have found such amounts, percentages or other financial information to be in agreement with the relevant accounting and financial records of the Company and its subsidiaries.

          (e) At the time of the execution of this Agreement, the Representatives shall have received letters dated such date, in form and substance satisfactory to the Representatives from KPMG Peat Marwick LLP, to the effect set forth in clauses (i), (ii) and (iii)(C) of paragraph (d) above with respect to the financial statements of Fairfax incorporated by reference in the Registration Statement.

          (f) At each Closing Date the Representatives shall have received from Coopers & Lybrand L.L.P. a letter, dated as of such Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to paragraph (d) of this Section, except that the "specified date" referred to shall be a date not more than five days prior to such Closing Date.

          (g) At each Closing Date counsel for the Underwriters shall have been furnished with such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares as herein contemplated shall be satisfactory in form and substance to you and your counsel.

          (h) The Nasdaq National Market shall have approved the Shares for inclusion, subject to official notice of issuance.

          If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to such Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 9 and except that Sections 6 and 7 hereof shall survive such termination.

          SECTION 6.  Indemnification.
                      ---------------

          (a) The Company agrees to indemnify each Underwriter and hold each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act harmless as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company, which shall not be unreasonably withheld; and

               (iii) against any and all expense whatsoever (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by such Underwriter) reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that the Company shall not be liable under this paragraph
--------
6(a) in any case for any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Representative on behalf of the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto); and provided further that as to any Preliminary Prospectus this
              ----------------
indemnity agreement shall not inure to the benefit of any Underwriter or any person controlling that Underwriter on account of any loss, liability, claim, damage or expense arising from the sale of Shares to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as amended or supplemented at that time, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus as so amended or supplemented, unless such failure to deliver the Prospectus resulted from non-compliance by the Company with paragraph 3(d) hereof. For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or the Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor.

In case of any notice to the Company under this indemnity agreement with respect to any loss, liability, claim, damage or expense with respect to any claim made against any Underwriter or any person controlling such Underwriter, the Company shall be entitled to participate at its own expense in the defense, or if it so elects within a reasonable time after receipt of such notice, to assume the defense of any suit brought to enforce any such claim, but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and reasonably satisfactory to such Underwriter or any person or persons controlling such Underwriter, defendant or defendants in any suit so brought. In the event that the Company elects to assume the defense of any such suit and retain such counsel, such Underwriter or such controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel thereafter retained by such Underwriter or such controlling person or persons; provided, however, that, subject to Section 6(c) hereof, any Underwriter shall have the right to employ counsel to represent such Underwriter or any person who controls such Underwriter who may be subject to liability arising out of any action in respect of which indemnity may be sought against the Company if, in the reasonable judgment of counsel for such Underwriter, representation of such Underwriter and the Company by the same counsel would be inappropriate because there may be one or more legal defenses available to such Underwriter or any such controlling person or persons which are different from or additional to those available to the Company, in which event the fees and expenses of appropriate separate counsel shall be borne by the Company.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only arising out of untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Representatives by or on behalf of such

Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto).

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action threatened or commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement except to the extent that the indemnifying party has been prejudiced in any material respect by such failure. An indemnifying party may participate at its own expense in the defense of such action. In no event shall an indemnifying party be liable for the fees and expenses of more than one counsel (in addition to local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

          (d) The provisions of this Section 6 shall apply only to losses, liabilities, claims, damages and expenses arising out of the types of untrue statements or alleged untrue statements or omissions or alleged omissions described in paragraphs 6(a) and 6(b), respectively. The obligations of the Company and the Underwriters under this Section 6 shall be in addition to any liability which the Company or the Underwriters may otherwise have.

          SECTION 7.  Contribution.  If the indemnification provided for in
                      ------------
Section 6 shall for any reason be held to be unenforceable by the indemnified party under Section 6(a) or 6(b), although applicable in accordance with its terms, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 7 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7 are several in proportion to their respective underwriting obligations and not joint.

          SECTION 8.  Representations, Warranties and Agreements to Survive
                      -----------------------------------------------------
Delivery.  All representations, warranties and agreements contained in this
--------
Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, although speaking only as of the dates at which such representations, warranties and agreements are made, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or by or on behalf of any person controlling the Underwriters, or by or on behalf of the Company, and shall survive delivery of the Shares to the Underwriters.

          SECTION 9.  Termination of Agreement.  The Representatives may also
                      ------------------------
terminate this Agreement with respect to the Shares to be purchased on a Closing Date, by notice to the Company, at any time at or prior to such Closing Date (i) if there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) if there has occurred any new outbreak of hostilities or escalation of any existing hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable professional judgment of the Representatives, impracticable to market the Shares or to enforce contracts for the sale of the Shares, (iii) if there shall have occurred such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the professional judgment of the Representatives, impracticable to market the Shares or to enforce contracts for the sale of the Shares, or (iv) if trading in the securities of the Company has been suspended by the Commission or if trading or quotation generally on either the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or the Nasdaq National Market or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal, Pennsylvania or Maryland authorities.

          If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company, except that (y) if this Agreement is terminated by the Representatives or the Underwriters (i) because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement or (ii) in accordance with the provisions of clause (i) of the first paragraph of this
Section 9, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

          SECTION 10.  Default by An Underwriter.  If one of the Underwriters
                       -------------------------
shall fail on any Closing Date to purchase the Shares which it is obligated to purchase under this Agreement on such Closing Date (the "Defaulted Shares"), the non-defaulting Underwriters shall have the right, within 24 hours thereafter, to purchase, or make arrangements for any other underwriters to purchase, all, but not less than all, of the Defaulted Shares in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the non-defaulting Underwriters shall not have completed such arrangements within such 24-hour period following such Closing Date, then:

          (a) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares that all the Underwriters are obligated to purchase on such Closing Date then the non-defaulting Underwriters shall be obligated to purchase the full amount thereof; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 2 be increased pursuant to this Section 10 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

          (b) if the total number of Defaulted Shares exceeds 10% of the total number of Shares that all the Underwriters are obligated to purchase on such Closing Date, this Agreement shall terminate without liability on the part of the non-defaulting Underwriters.

          No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

          In the event of such default which does not result in a termination of this Agreement, either the non-defaulting Underwriters or the Company shall have the right to postpone such Closing Date for a period not exceeding seven days in order to effect any required changes in the Prospectus or in any other documents or arrangements.

          SECTION 11.  Notices.  All notices and other communications hereunder
                       -------
shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Oppenheimer & Co., Inc., Oppenheimer Tower, World Financial Tower, New York, New York 10281, Attention of [Michael McClintock]; and notices to the Company shall be directed to it at 26 North Cedar Street, Lititz, Pennsylvania 17543, Attention of Richard M. Cloney, Vice President and Secretary.

          SECTION 12.  Parties.  This Agreement shall inure to the benefit of
                       -------
and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.
No purchaser of Shares from an Underwriter shall be deemed to be a successor by reason merely of such purchase.

          SECTION 13.  GOVERNING LAW AND TIME.  THIS AGREEMENT SHALL BE GOVERNED
                       ----------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                              Very truly yours,

                              SUSQUEHANNA BANCSHARES, INC.

                              By:_______________________________
                                 Name:
                                 Title:

Confirmed:

OPPENHEIMER & CO., INC.
LEGG MASON WOOD WALKER, INCORPORATED
KEEFE, BRUYETTE & WOODS, INC.


___________________________________

Acting severally on behalf of themselves and as representatives of the several
Underwriters named in Schedule I annexed hereto.

By OPPENHEIMER & CO., INC.


By___________________________________
  Name:
  Title:

                                   SCHEDULE I
                                   ----------


                                                      Number of Firm
                                                      Shares to be
Name of Underwriter                                   Purchased
-------------------                                   --------------
Oppenheimer & Co., Inc. .............................
Legg Mason Wood Walker, Incorporated.................
Keefe, Bruyette & Woods, Inc. .......................


                                                      --------------
     Total
                                                      ==============